NATIONS RESERVES

                              NATIONS CASH RESERVES
                          NATIONS MONEY MARKET RESERVES
                            NATIONS TREASURY RESERVES

                          Supplement dated May 8, 2000
              to Prospectuses dated August 1, 1999, as supplemented

The prospectuses for the Service Class Shares of Nations Cash Reserves, Nations Money Market Reserves, and Nations Treasury Reserves are hereby supplemented by:

1. Deleting the first bullet point of the first paragraph under the section entitled "About your investment -- Buying, selling and exchanging shares -- How orders are processed" and inserting in its place the following:

o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

2.       Deleting  the first  sentence  of the  second  bullet  point  under the
         section  entitled  "About  your  investment  --  Buying,   selling  and
         exchanging shares -- Buying shares" and inserting the following:

o We must receive payment by the following times on the business day Stephens, PFPC or their agents receive the order, or we'll refuse the order:

o 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

o 4:00 p.m. Eastern time for Nations Governments Reserves, Nations Municipal Reserves and Nations California Tax-Exempt Reserves